UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 25, 2008

SendTec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51702	43-2053462
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

877 Executive Center Drive West St. Petersburg, FL	33702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 576-6630

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2008, SendTec, Inc., a Delaware corporation (the “Registrant”), entered into a Recapitalization Agreement (the “Recapitalization Agreement”) by and among the Registrant, SendTec Acquisition Corp., the Registrant’s wholly owned subsidiary (“STAC”), the holders (the “Holders”) of STAC’s 6% Senior Secured Convertible Debentures due March 31, 2008 (the “Original Debentures”), and Christiana Corporate Services, Inc., in its capacity as administrative agent for the Holders (the “Agent”). The Agreement amends and restates the Securities Purchase Agreement, dated as of October 31, 2005, as amended, by and among the same parties to the Recapitalization Agreement. The Recapitalization Agreement is summarized below.

In connection with the Recapitalization Agreement and the transactions contemplated thereby, the Registrant also entered into various other material agreements, each of which also is summarized below. This summary is not a complete statement of the terms of these agreements, and is qualified in its entirety by reference to the agreements themselves, which are filed as exhibits to this report.

Recapitalization Agreement

Under the Recapitalization Agreement, on March 26, 2008 (the “First Closing Date”), the Holders were issued 10,800 shares of the Registrant’s newly created Series B Convertible Preferred Stock (the “Series B Preferred Stock”), each with a stated value of $1,700, which are convertible into a number of shares of common stock equal to the aggregate stated value divided by the conversion price of $0.17. The exchange covers $18,361,700 of the original $32,730,000 principal amount of Original Debentures outstanding. The remaining $14,368,300 of Original Debentures will be exchanged for Series B Preferred Stock at a second closing (the “Second Closing”), conditioned upon, among other things, stockholder approval to increase the number of authorized shares of common stock of the Registrant to 500,000,000 shares, and the completion of an offering with minimum aggregate gross proceeds to the Registrant of $5,000,000 (the “Concurrent Offering Target”), of which $1,200,000 was raised of the First Closing Date. In the event that the Registrant does not meet the Concurrent Offering Target by the Second Closing, only $3,368,300 of the remaining $14,368,300 of Original Debentures will be exchanged for Series B Preferred Stock at the Second Closing. In such case, the residual $11,000,000 will remain outstanding in the form of three-year convertible debentures (the “Residual Debentures”) with no interest either payable or accrued and with no principal payments due prior to maturity. Such Residual Debentures will automatically convert into Series B Preferred Stock if the Registrant achieves the Concurrent Offering Target prior to the earlier of: (i) the one-year anniversary of the date of the Second Closing; and (ii) the date that is one year and 150 days from the First Closing Date. As part of the restructuring of the Original Debentures, interest due on the Original Debentures as of November 16, 2007, has been paid.

The Recapitalization Agreement obligates the Registrant to file, within 90 days of the date of the First Closing Date, a registration statement with the Securities and Exchange Commission (the “SEC”) to the extent necessary to cover all shares of common stock issuable upon conversion of the Amended and Restated Debentures (defined below), any Residual Debentures and the Series B Preferred Stock, as well as certain additional shares of common stock. The Registrant will be subject to substantial liquidated damages in the event that the registration statement is not declared effective by the SEC within 150 days of the First Closing Date.

Amended and Restated Senior Secured Convertible Debentures

In connection with the execution of the Recapitalization Agreement, the Original Debentures covering the $14,368,300 principal amount not exchanged for Series B Preferred Stock were amended and restated.

The entire principal amount of the Amended and Restated Senior Secured Convertible Debentures (the “Amended and Restated Debentures”) is due on the later of: (a) May 31, 2008; and (b) the third trading day following the satisfaction or waiver of all conditions to the Second Closing under the Recapitalization Agreement (such date, the “Maturity Date”). Interest does not accrue and is not payable on the outstanding principal amount of Amended and Restated Debentures, except in certain circumstances related to an event of default. The due and punctual payment of all amounts owed by STAC under the Amended and Restated Debentures is guaranteed by the Registrant and its subsidiaries (other than STAC).

The Amended and Restated Debentures are convertible (voluntarily and, under certain circumstances, mandatorily) into shares of common stock of the Registrant at an initial conversion price of $0.17 per share, subject to adjustment in the event of stock splits or stock dividends and certain issuances of equity securities of the Registrant. Subject to certain exceptions, conversion of the Amended and Restated Debentures is not permitted to the extent that, after giving effect to such conversion, the Holder whose shares are to be converted, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Registrant’s common stock outstanding after giving effect to such conversion.

The Registrant will be subject to liquidated damages if it fails to timely deliver shares of common stock upon a proper request for conversion of the Amended and Restated Debentures.

The entire principal amount of the Amended and Restated Debentures may become due before the Maturity Date upon the occurrence of certain events. Upon the occurrence of a change in control of the Registrant or STAC, the Holders may require the Registrant or STAC to repurchase the Amended and Restated Debentures, in whole or in part, at 120% of the principal amount to be repurchased. Furthermore, upon the occurrence of an event of default, as defined in the Amended and Restated Debentures, at the Holders’ election, the full principal amount of the Amended and Restated Debentures, plus interest and other amounts owing in respect thereof, becomes immediately due and payable in cash.

So long as any portion of the Amended and Restated Debentures is outstanding, except for certain enumerated exceptions, the Registrant will not, and will not permit any of its subsidiaries to, directly or indirectly:

(a) enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, but excluding Permitted Indebtedness (as defined in the Amended and Restated Debentures);

(b) enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom except in connection with Permitted Indebtedness;

(c) amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of the holders of the Amended and Restated Debentures;

(d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of common stock or common stock equivalents other than to the extent permitted or required under the Amended and Restated Debentures or the Transaction Documents (as defined in the Amended and Restated Debentures);

(e) enter into any agreement with respect to any of the foregoing; or

(f) pay cash dividends or distributions on any equity securities.

Amendment to STAC Security Agreement

The Amended and Restated Debentures are secured by the STAC Security Agreement, dated as of October 31, 2005, by and between STAC and the Agent (the “STAC Security Agreement”), as amended as of March 26, 2008, creating a lien on all of the assets of STAC. The STAC Security Agreement was filed as Exhibit 10.3 to the Registrant’s Form 8-K/A, filed with the Securities and Exchange Commission on November 7, 2005. Pursuant to an amendment to the STAC Security Agreement executed in connection with the Recapitalization Agreement, STAC ratified, restated, and confirmed each of the provisions of the STAC Security Agreement on and as of March 26, 2008. STAC agreed that each of the Transaction Documents (as defined in the Recapitalization Agreement) is an “Obligation” and a “Secured Obligation,” as defined in the STAC Security Agreement, that is secured by the STAC Security Agreement. A default in any of the Transaction Documents shall be a default under the STAC Security Agreement. A default under the STAC Security Agreement shall be a default under the Transaction Documents.

Voting Agreement

In connection with the Recapitalization Agreement, on March 26, 2008, certain stockholders of the Registrant, including executive officers and holders of Original Debentures, have entered into a Voting Agreement with the Registrant under which they have agreed to vote all their shares, to the extent entitled, for approval of an increase in the authorized number of shares of common stock of the Registrant to 500,000,000 shares, and, for a period of not less than three years, for the election of a specified slate of directors.

Amended and Restated Employment Agreement

On March 26, 2008, the Registrant entered into an Amended and Restated Employment Agreement with Paul Soltoff, the Registrant’s Chief Executive Officer and Chairman of the Board of Directors. The agreement provides for an initial term of five years, which may be renewed for successive one-year terms. Pursuant to the terms of the agreement, Mr. Soltoff shall receive base annual salary of no less than $400,000, as well as incentive and bonus compensation at the discretion of the Registrant’s Board of Directors.

The Registrant may terminate Mr. Soltoff’s employment for good cause, as defined in the agreement. If Mr. Soltoff’s employment is terminated by reason of his death or disability or other than for good cause, or if Mr. Soltoff terminates his employment for good reason, as defined in the agreement, the Registrant will pay his base salary through the date of termination and will pay Mr. Soltoff severance in the amount of two times his then current base salary. In addition, the Registrant will pay Mr. Soltoff for all accrued but unused vacation time through the date of termination, and will reimburse him for all reasonable business expenses incurred prior to termination, but not reimbursed as of the termination date.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

On March 26, 2008, the Registrant exchanged $18,361,700 aggregate principal amount of Original Debentures for an aggregate of 10,800 shares of Series B Preferred Stock. The Series B Preferred Stock was issued to existing holders of the Registrant’s securities in a transaction exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

On March 26, 2008, the Registrant sold 10,036,670 shares of its common stock at $0.12 per share to a group of investors which included Paul Soltoff, the Registrant’s Chief Executive Officer and Chairman of the Board of Directors. The common stock was sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, relating to a transaction not involving a public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the transactions contemplated by the Recapitalization Agreement, on March 26, 2008, Robert G. Beauregard and Robert F. Hussey resigned from the Board of Directors of the Registrant.

(d) In connection with the transactions contemplated by the Recapitalization Agreement, on March 26, 2008, the Board of Directors elected Paul Dzera to serve as a director of the Registrant, effective immediately, until the Registrant’s 2008 annual meeting of stockholders. Mr. Dzera was designated by the holders of the Original Debentures and was elected in accordance with the terms of the Recapitalization Agreement. The Registrant has not yet determined if Mr. Dzera will be named to any committees of the Board of Directors. Neither Mr. Dzera nor any of his immediate family members has been a party to any transaction or currently proposed transaction with the Registrant that is reportable under Item 404(a) of Regulation S-K.

In connection with the transactions contemplated by the Recapitalization Agreement, on March 26, 2008, the Board of Directors elected Steve Marotta to serve as a director of the Registrant, effective immediately, until the Registrant’s 2008 annual meeting of stockholders. Mr. Marotta was designated by the holders of the Original Debentures and was elected in accordance with the terms of the Recapitalization Agreement. The Registrant has not yet determined if Mr. Marotta will be named to any committees of the Board of Directors. Neither Mr. Marotta nor any of his immediate family members has been a party to any transaction or currently proposed transaction with the Registrant that is reportable under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Pursuant to Article Fourth of the Amended and Restated Certificate of Incorporation of the Registrant, the Board of Directors has the authority to provide for the creation and issuance of shares of preferred stock in one or more classes or one or more series, with such rights, preferences and limitations thereof, as the Board shall determine without the vote of stockholders of the Company. Pursuant to this authority, on March 26, 2008, in connection with the transactions contemplated by the Recapitalization Agreement, the Board of Directors authorized the creation and issuance of new preferred stock in the form of Series B Preferred Stock.

The Certificate of Designation of the Series B Preferred Stock (the “Series B Certificate”) provides for the creation and issuance of up to 30,000 shares of Series B Preferred Stock with a stated value of $1,700 per share. The Series B Certificate does not provide for dividends. The shares of Series B Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series B Preferred Stock are convertible at any time into a number of shares of common stock equal to the aggregate stated value divided by the conversion price of $0.17, subject to adjustment for stock splits, stock dividends and similar events. Subject to certain limitations set forth below and to there being an effective registration statement under the Securities Act of 1933, as amended, covering the common stock issuable upon conversion of the Series B Preferred Stock, 50% of the outstanding Series B Preferred Stock shall automatically convert into common stock ten trading days after the date that written notice is provided to the holders of Series B Preferred Stock that the closing bid price for the common stock for 15 of any 20 consecutive trading days has been equal to or greater than $0.30 (subject to adjustment for stock splits, stock dividends and similar events). The remaining 50% of the outstanding Series B Preferred Stock shall automatically convert into common stock ten trading days after the date that written notice is provided to the holders of Series B Preferred Stock that the closing bid price for the common stock for 15 of any 20 consecutive trading days has been equal to or greater than $0.40 (subject to adjustment for stock splits, stock dividends and similar events).

Without the consent of the holder, the Series B Preferred Stock may not be mandatorily converted if the common stock issuable upon conversion, when added to the number of shares of common stock beneficially owned by the holder, would exceed 9.99% of the then issued and outstanding shares of common stock. Mandatory conversion is further limited in circumstances in which the average daily trading volume of the common stock during the 20 consecutive trading days prior to the date of mandatory conversion is equal to or less than $2 million.

A copy of the Series B Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series B Certificate.

Item 8.01	Other Events.

On March 26, 2008, the Registrant issued a press release announcing the first closing in connection with the Recapitalization Agreement, a copy of which is attached hereto as Exhibit 99.1.

On March 26, 2008, the Registrant issued a press release announcing the resignation of two members of the Board of Directors and the appointment of two new members to the Board of Directors, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Form of Certificate of Designation of the Series B Convertible Preferred Stock.

10.1	Form of Recapitalization Agreement, dated as of March 25, 2008, by and among the Registrant, STAC and the Agent.

10.2	Form of Amended and Restated Senior Secured Convertible Debenture.

10.3	Form of Amendment to STAC Security Agreement, dated as of March 26, 2008, by and between STAC and the Agent.

10.4	Form of Voting Agreement, dated as of March 26, 2008, by and among the Registrant, certain management stockholders of the Registrant and certain holders of the Registrant’s Senior Secured Convertible Debentures.

10.5	Form of Amended and Restated Employment Agreement, dated as of March 26, 2008, by and between the Registrant and Paul Soltoff.

99.1	Press Release.

99.2	Press Release.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SENDTEC, INC.

By:	/s/ Paul Soltoff
Name:	Paul Soltoff
Title:	CEO

Date: March 28, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Form of Certificate of Designation of the Series B Convertible Preferred Stock.

10.1	Form of Recapitalization Agreement, dated as of March 25, 2008, by and among the Registrant, STAC and the Agent.

10.2	Form of Amended and Restated Senior Secured Convertible Debenture.

10.3	Form of Amendment to STAC Security Agreement, dated as of March 26, 2008, by and between STAC and the Agent.

10.4	Form of Voting Agreement, dated as of March 26, 2008, by and among the Registrant, certain management stockholders of the Registrant and certain holders of the Registrant’s Senior Secured Convertible Debentures.

10.5	Form of Amended and Restated Employment Agreement, dated as of March 26, 2008, by and between the Registrant and Paul Soltoff.

99.1	Press Release.

99.2	Press Release.